This instrument prepared by and return to:

Bernardo A. Portuondo
Haley, Sinagra & Perez, P.A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131


                   RESTATED MORTGAGE AND ASSUMPTION AGREEMENT


     This Agreement is made and entered into as of December 31, 1996 by and among SUNSHINE KEY ASSOCIATES LIMITED PARTNERSHIP, a Florida limited partnership (the "Borrower"), OHIO KEY I, INC., a Florida corporation, and OHIO KEY II, INC., a Florida corporation (collectively, "Obligor") and WAMCO XXII, LTD., a Texas limited partnership (the "Lender").

                                R E C I T A L S:

     A. Borrower is indebted to Lender as evidenced by that certain Term Note, dated February 25, 1988, in the original principal amount of $6,000,000, payable to NCNB National Bank of Florida, corporate predecessor to NationsBank, N.A. (South) (the "Original Lender") and is further indebted to Lender as evidenced by that certain Term Note, dated December 20, 1988, in the original principal amount of $1,100,000, payable to the Original Lender.

     B. The notes described above were consolidated and renewed by that certain Consolidated Note, dated December 20, 1988, in the original principal amount of $7,100,000, payable to the Original Lender, which Note was further renewed by that certain Amended and Restated Note, dated as of November 1, 1991, in the original principal amount of $6,992,110.40 (the "Amended Note").

     C. Borrower is further indebted to Lender as evidenced by that certain Renewal Promissory Note, dated November 1, 1991, in the original principal amount of $118,654.57, payable to the Original Lender (the "Additional Note") (the Amended Note and the Additional Note are collectively referred to herein as the "Existing Notes").

     D. The Existing Notes are secured by, among other things, that certain Mortgage and Security Agreement, dated February 25, 1988, from the Borrower to the Original Lender recorded on March 1, 1988, in Official Records Book 1043, at Page 0500 of the Public Records of Monroe County, Florida (the "Original Mortgage"), as amended and modified by: (i) that certain Amendment No. 1 to Mortgage and Security Agreement, dated December 20, 1988, between the Borrower and the Original Lender, recorded on December 27, 1988 in Official Records Book 1076, at Page 1943 of the Public Records of Monroe County, Florida, (ii) that certain Modification of Mortgage and Notice of

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Receipt of Future Advance, dated November 1, 1991, between the Borrower and the
Original Lender recorded on January 13, 1992 in Official Records Book 1196, at Page 2044 of the Public Records of Monroe County, Florida, (iii) that certain Modification of Mortgage and Notice of Receipt of Future Advance, dated December 1, 1992, between the Borrower and the Original Lender recorded on February 8, 1993 in Official Records Book 1244, at Page 0915 of the Public Records of Monroe County, Florida, and (iv) that certain Modification of Mortgage, dated February 1, 1993, between the Borrower and the Original Lender recorded on May 12, 1993 in Official Records Book 1256, at Page 1834 of the Public Records of Monroe County, Florida (the Original Mortgage, as modified by the foregoing agreements is hereinafter referred to as the "Mortgage").

     E. The Existing Notes are further secured by that certain Security Agreement, dated February 25, 1988 (the "Security Agreement"), executed by Borrower covering certain personal property more particularly described herein.

     F. The Existing Notes are further secured by that certain UCC-1 Financing Statement filed with the Florida Secretary of State on March 1, 1988, File No. 1880033009, as amended by UCC-3 Statement of Change filed with the Florida Secretary of State on January 1, 1993, File No. 930000010500 (collectively, the "UCC").

     G. The Existing Notes are governed by that certain Loan Agreement, dated November 25, 1988, between Borrower and Lender, as amended (as amended, the "Loan Agreement").

     H. The Existing Notes, the Mortgage, the Security Agreement, the UCC, the Loan Agreement and all other written documents executed in connection therewith, together with any written renewals, modifications, and/or extensions thereof are collectively referred to as the "Existing Documents".

     I. As a result of Borrower's failure to pay principal and interest on the Notes when due, the Original Lender instituted legal proceedings to foreclose the Mortgage and to collect the Notes in the Circuit Court of the Sixteenth Judicial Circuit in and for Monroe County, Florida (the "State Court") pursuant to Case No. 95-20205 CA 09 (the "Lawsuit").

     J. Borrower subsequently filed for bankruptcy protection in the United States Bankruptcy Court for the Southern District of Florida pursuant to Case No. 96-10174-BKC-RAM, styled In Re: Sunshine Key Associates Limited Partnership.

     K. The Bankruptcy Court granted the Original Lender complete relief from the automatic stay and the State Court granted a Final Summary Judgment of Foreclosure in favor of the Lender, as successor by assignment to the Original Lender, in the amount of $8,587,479.34 as of May 2, 1996, plus interest at the rate set forth in the Final Judgment, and court costs and attorneys fees.



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     L. By operation of law, the Existing Documents have merged into the Final
Judgment.

     M. As an accommodation to Borrower, Lender entered into a Stipulation for Settlement in the bankruptcy action, dated August 6, 1996, between Borrower and Lender (the "Stipulation") pursuant to which Lender agreed to temporarily forbear from prosecuting the Lawsuit and to reduce the amount of its secured claim to $5,700,000, subject to the Borrower's performance of its obligations under the Stipulation.

     N. Under the terms of the Stipulation, Borrower and Lender have agreed to restructure the indebtedness evidenced by the Final Judgment upon Lender's receipt of the cash payments required by the Stipulation and Borrower's further compliance with the other terms and conditions of the Stipulation.

     O. The Borrower has filed its Modified Third Amended Plan of Reorganization with the Bankruptcy Court incorporating the restructuring of the indebtedness contemplated by the Stipulation and the Plan was confirmed by court order dated October 29, 1996 (the "Confirmation Order").

     P. Simultaneously with the execution hereof, Borrower, Obligor and Lender are entering into a Loan Restructuring Agreement, of even date herewith (the "Restructuring Agreement") redocumenting the indebtedness evidenced by the Final Judgment to reflect the terms of the Stipulation, the Plan and the Confirmation Order.

     Q. The parties desire to execute this Restated Mortgage and Assumption Agreement (the "Agreement") to redocument the Mortgage to reflect the terms of the Restructuring Agreement.

                                A G R E E M E N T

     FOR AND IN CONSIDERATION of the mutual covenants herein, ten dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Borrower, Obligor and Lender agree that (i) Obligor shall, and hereby does, assume all of the Borrower's obligations under the Mortgage, as merged into the Final Judgment, and restated pursuant hereto; and (ii) the Mortgage, as merged into the Final Judgment, shall be restated in its entirety to provide as follows:

     "To secure the payment of all Obligations (as hereinafter defined) due or to become due, and the performance and observance by the Obligor of all terms, covenants and conditions contained in the instruments and documents evidencing the Obligations and all other documents relating to or securing the Obligations, and in order to charge the properties, interests and rights hereinafter described with such payment, performance and observance, and for and in consideration of the sum of One Dollar ($1.00) paid by the Lender to Obligor and other valuable consideration, receipt of which



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is hereby acknowledged, Obligor has granted, bargained, sold and conveyed and does by these presents grant, bargain, sell, convey, assign, mortgage, deliver, set over, warrant and confirm unto the Lender and its successors and assigns, and grant to the Lender and its successors and assigns a security interest in, all of that certain Land, Improvements, Fixtures and Personalty, the Operating Rights and Other Rights and Property (all of which are hereinafter sometimes referred to collectively as the "Premises"), more particularly described as follows:

     (i) all that tract, piece or parcel of land in Monroe County, Florida more particularly described in Exhibit "A" attached hereto and made a part hereof consisting of Parcel 1, Parcel 2 and Parcel 3 (the "Land"); and

     (ii) all buildings, structures and other improvements of every nature whatsoever now or hereafter situated on the Land (the "Improvements"); and

     (iii) all fixtures and building equipment, of every kind and nature whatsoever, now or hereafter owned by Obligor and/or located in, on, about or attached to the Land and Improvements or used or intended to be used with or in connection with the construction, use, operation, maintenance or enjoyment of the Land and Improvements or relating or appertaining thereto, and all extensions, additions, improvements, betterments, renewals, replacements or proceeds (including, but not limited to, insurance and condemnation proceeds) of the foregoing, including, but not limited to, all gas and electric fixtures and apparatus, plumbing fixtures and apparatus, heating, ventilating and air conditioning fixtures and apparatus, carpeting and other floor coverings, furniture, furnishings, building machinery, building materials and supplies, sprinklers, fire extinguishers and other safety and security equipment and apparatus, elevators, engines, motors, ranges and other cooking apparatus, washers, dryers, water heaters, refrigerators, appliances, window screens, awnings, storm sashes, mirrors, mantels, furniture, pool equipment, and all the right, title and interest of Obligor in any such property subject to or covered by a security agreement, conditional sales contract, chattel mortgage or similar lien or claim together with the benefit of any deposits or payments now or hereafter made by either Obligor on its behalf, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Land and Improvements as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein mentioned and to be covered by this Restated Mortgage the "Fixtures and Personalty"); and



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     (iv) all easements, rights-of-way, gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to the Premises, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Obligor, and the reversion and reversions, remainder and remainders, and rents, issues, profits, revenues thereof (including but not limited to, all condemnation payments, insurance proceeds, payments under leases and tenancies, sale proceeds, purchase deposits, tenant security deposits and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Obligor of, in and to the same (the "Other Rights and Property);

     TO HAVE AND TO HOLD the Premises and all estate therein, together with all the rights, privileges, and appurtenances hereunto belonging, unto the said Lender and its successors and assigns forever.

     PROVIDED, HOWEVER, that if the Obligor shall promptly pay or cause to be paid to the Lender all of the Obligations, at the times and in the manner stipulated therein, herein, and in all other instruments securing the Obligations, all without any deduction or credit for taxes or other similar charges paid by the Obligor, and shall keep, perform and observe all the covenants and promises in the instruments and documents evidencing or related to the Obligations and secured by the lien of this Restated Mortgage, and any renewal, extension or modification thereof, and in this Restated Mortgage, to be kept, performed or observed by Obligor, then this Restated Mortgage, and all the properties, interest and rights hereby granted, conveyed and assigned shall cease and be void, but shall otherwise remain in full force and effect.

     Obligor does hereby expressly covenant, agree and stipulate with the Lender as follows:

                                   ARTICLE 1.

     Section 1.1 Defined Terms. In addition to terms defined elsewhere in this Restated Mortgage, the following terms shall have the meanings indicated below, which meanings shall be equally applicable to both the singular and the plural forms of such terms:

     "Restructuring Agreement" shall have the meaning indicated in the recitals to this Restated Mortgage.



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     "Obligations" shall include:

     (a) That certain Restated Promissory Note, of even date herewith, in the principal amount of $4,700,000, from the Obligor to the Lender, together with interest thereon as set forth in said Restated Promissory Note, the final payment of which is due on or before October 30, 1999 (the "Restated Note"), which Restated Note by reference is made a part hereof to the same extent as if set out in full herein.

     (b) Any and all renewals, modifications, amendments and replacements of the Restated Note, together with any and all other indebtedness, obligations and liabilities of the Obligor to the Lender now or hereafter existing, incurred or created under the Restructuring Agreement or any of the Related Documents;

     (c) All costs incurred by the Lender to obtain, preserve and enforce this Restated Mortgage and the lien created hereunder, collect the Obligations and to maintain and preserve the Premises, including without limitation, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, and expenses of sale; and

     (d) Any and all other note or notes executed pursuant to Section 2.15 hereof and secured by the lien of this Restated Mortgage, together with any and all renewals, modifications, amendments and replacements thereof.

     "Permitted Encumbrances" shall mean the liens, charges and encumbrances set forth on Exhibit B attached hereto and made a part hereof.

     "Related Documents" shall mean the Restated Note, the Restructuring Agreement and any other loan documents executed in connection therewith.

                                   ARTICLE 2.

     Section 2.1 Payment of Obligations. Obligor expressly agrees to pay the sums required to be paid by Obligor pursuant to the provisions of this Restated Mortgage, at the times and in accordance with the provisions of this Restated Mortgage.

     Section 2.2 Warranty of Title. OHIO KEY I, INC., a Florida corporation, as to Parcel 1, and OHIO KEY II, INC., a Florida corporation, as to Parcel 2, warrant and represent that they are lawfully seized and possessed of an indefeasible and marketable estate in fee simple in the respective portions of the Land and Improvements thereon consisting of Parcel 1 and of Parcel 2, as well as good title, free and clear of all encumbrances and liens (other than Permitted Encumbrances), to the respective Fixtures and Personalty and Other Rights and Property located thereon or related thereto, and have good right, full power and lawful authority in law and equity to convey, mortgage and encumber the same in fee simple by way of this Restated Mortgage; that the same



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are free and clear of all liens, charges and encumbrances whatsoever (other than
Permitted Encumbrances) and OHIO KEY I, INC., a Florida corporation, as to
Parcel 1, and OHIO KEY II, INC., a Florida corporation, as to Parcel 2, will fully warrant and forever defend the title thereto against the claims of all persons whomsoever. No representations or warranties are given regarding either Obligor's title to Parcel 3.

     Section 2.3 Payment of Taxes, Liens and Utility Charges.

     (a) Obligor shall pay or cause to be paid on or before the due date thereof all taxes, assessments, dues, fines, fees, impositions and public charges of every character whatsoever, whether general or special, now or hereafter levied, assessed, confirmed or imposed on or in respect of, or which may be a lien upon, the Premises, or any part thereof, or any right, interest or estate therein, and shall promptly submit to the Lender such evidence of the due and punctual payment thereof as the Lender may require.

     (b) Obligor will keep said Premises free from all lien claims of every kind, whether paramount or subordinate to this Restated Mortgage (except for Permitted Encumbrances), and Obligor will have any such liens discharged immediately. Obligor will fully comply with the provisions of the documents creating or relating to the liens set forth in Exhibit "B", if any, and any default under any such documents shall constitute an event of default hereunder.

     (c) Obligor further agrees to pay all earnings, income, profits and excess profits taxes and other governmental charges levied, assessed or imposed by the United States of America or by any state, county, municipality or other taxing authority upon Obligor or in respect of the Premises, or any part thereof, which if unpaid, would become a lien or charge upon the Premises or any part thereof.

     (d) Obligor will promptly pay or cause to be paid all charges made by utility companies, whether public or private, for services furnished or used in connection with the Premises.

     (e) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Lender, Obligor will promptly pay any such tax on or before the due date thereof; and if Obligor fails to make such prompt payment or if any such state, federal, municipal or other governmental law, order, rule or regulation prohibits Obligor from making such payment or would penalize the Lender if Obligor makes such payment, then the entire principal balance of the Obligations secured by this Restated Mortgage and all interest accrued thereon shall, without notice, immediately become due and payable at the option of the Lender.



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     Section 2.4 Insurance.

     (a) Obligor shall procure for, deliver to and continuously maintain for the benefit of the lender original paid up insurance policies of such insurance companies, in such amounts, in such form and substance, and with such expiration dates, and containing non-contributory standard mortgagee clauses, their equivalent or a mortgagee loss payable endorsement in favor of the Lender, as shall be satisfactory to the Lender, providing the following types of insurance covering the Premises and the interests and liabilities incident to the ownership, possession and operation thereof;

          (i) insurance against loss or damage by fire, lightning, windstorm, flood, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief and against such mischief and against such other hazards as, under good insurance practices, from time to time are insured against for properties of similar character and location, the amount of which insurance shall be not less than the full replacement cost of the Premises without deduction for depreciation, and which policies of insurance shall contain satisfactory replacement cost endorsements.

          (ii) Lender acknowledges that the types of insurance coverage currently in effect with respect to the Premises are sufficient and no other types of insurance coverage will be required under this Mortgage. Notwithstanding the foregoing, Obligor's insurance coverage must otherwise comply with the terms of this Mortgage.

     (b) The Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Section, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to the Lender, instead of to Obligor and the Lender jointly. In the event any insurance company fails to disburse directly and solely to the Lender but disburses instead either solely to Obligor or to Obligor and the Lender jointly, Obligor agrees immediately to endorse and transfer such proceeds to the Lender. Upon the failure of Obligor to endorse and transfer such proceeds as aforesaid, the Lender may execute such endorsements or transfers for and in the name of Obligor and Obligor hereby irrevocably appoints the Lender as Obligor's agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, the Lender shall apply the net proceeds or any part thereof to the repair or restoration of the Premises; provided, however, that if an Event of Default has occurred and is continuing, the Lender, at its option, may apply the net proceeds or any part thereof (i) to the payment of the Obligations secured hereby, whether or not due and in whatever order the Lender elects, (ii) to the repair and/or restoration of the Premises, and/or (iii) for any other purposes or objects for which the Lender is entitled to advance funds under this Restated Mortgage,



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all without affecting the lien and security interest created by this Restated
Mortgage, and any balance of such monies then remaining shall be paid to Obligor are the person or entity lawfully entitled thereto. The Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure. The Lender agrees that any proceeds of insurance resulting from Debtor's lawsuit against its current insurance carrier for lighting damage at the Premises shall not be subject to the lien of this Mortgage or the provisions of this Section; provided, however, that if an Event of Default occurs and is continuing, such proceeds shall be applied as provided in the immediately preceding sentence.

     (c) At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section, a renewal or replacement thereof satisfactory to the Lender shall be delivered to the Lender. Obligor shall deliver to the Lender receipts evidencing the payment for all such insurance policies and renewals or replacements. Obligor hereby assigns to the Lender all unearned premiums under any insurance policies related in any way to the Premises as further security hereunder. In the event of the foreclosure of this Restated Mortgage or any other transfer of title to the Premises in extinguishment or partial extinguishment of the Obligations, all right, title and interest of Obligor in and to all insurance policies then in force shall pass to the purchaser or to the Lender, its nominee or other transferee of the Premises, as the case may be, and the Lender is hereby irrevocably appointed by Obligor as attorney-in-fact for Obligor to assign any such policy to said purchaser or to the Lender, its nominee or other transferee, as the case may be, without accounting to Obligor for any unearned premiums thereon.

     Section 2.5 Condemnation.

     (a) Lender and Obligor acknowledge and agree that Parcel 1 consists of real estate and certain improvements upon which Obligor conducts its business operations and Parcel 2 and Parcel 3 consist of unimproved real estate. If more than ten percent (10%) of the total square footage of Parcel 1 shall be damaged or taken through condemnation (which term when used in this Restated Mortgage shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall, at the option of the Lender, become immediately due and payable. Obligor, immediately upon obtaining knowledge of any proposed taking of the Premises or any part thereof. will notify the Lender. The Lender shall be entitled to all compensation, awards, damages, claims, rights of action, proceeds, and other payments, and the right thereto, and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Obligor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action, proceeds and other payments, and the right thereto are hereby assigned by Obligor to the Lender and the Lender is authorized, at its option, to collect and receive the same and to give proper receipts and acquittances therefor



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without any obligation to question the amount thereof. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, the Lender may apply the net proceeds or any part thereof, at its option, (i) to the payment of the indebtedness secured hereby, whether or not due and in whatever order the Lender elects, (ii) for any other purposes or objects for which the Lender is entitled to advance funds under this Restated Mortgage, all without affecting the security interest created by this Restated Mortgage, and any balance of such monies then remaining shall be paid to Obligor or any other person or entity lawfully entitled thereto. Obligor agrees to execute such further assignments of any compensation, awards, damages, claims, rights of action, proceeds, and other payments, as the Lender may require.

     (b) Upon the occurrence and during the continuance of an Event of Default, the Lender shall be entitled to all compensation, awards, damages, claims, rights of action, proceeds, and other payments, and the right thereto, relating to the condemnation of all or any portion of Parcel 1, Parcel 2 or Parcel 3, notwithstanding the limitations set forth in clause (a) above. In addition, the other provisions of clause (a) above concerning the Lender's rights and application of proceeds in the event of a condemnation action shall apply.

     Section 2.6 Care of Premises.

     (a) Obligor will keep the Premises in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Premises.

     (b) Obligor will not construct any improvements on the Premises nor remove, demolish or alter the design or structural character of any building without the prior written consent of the Lender, and Obligor will not permit the removal, demolition or alteration thereof.

     (c) If the Premises or any part thereof is damaged by fire or other cause, Obligor will give immediate oral and written notices of the same to the Lender.

     (d) The Lender is hereby authorized and empowered to enter and to authorize others to enter upon any or all of the Premises, at any time and from time to time, to inspect the same, to perform or observe any covenants, conditions or terms which Obligor shall fail to perform, meet or comply with, or for any other purpose in connection with the protection or preservation of the Lender's security, without thereby becoming liable to Obligor or any person in possession holding under Obligor. Obligor agrees that it will open and cause its agents, managers, operators, tenants or lessees to open to the Lender all areas within the Premises reasonably necessary or convenient with respect to the requirements hereof.



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



     (e) Obligor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Premises or any part thereof.

     (f) If all or any part of the Premises shall be damaged by fire or other casualty, Obligor will promptly restore the Premises to the equivalent of its original condition and if a part of the Premises shall be damaged through condemnation, Obligor will promptly restore, repair or alter the remaining portions of the Premises in a manner satisfactory to the Lender. Notwithstanding the foregoing, Obligor shall not be obligated so to restore, repair or alter unless in each instance, the Lender agrees to make available to Obligor (pursuant to a procedure satisfactory to the Lender) any net insurance or condemnation proceeds actually received by the Lender hereunder in connection with such casualty loss, to the extent such proceeds are required to defray the expense of such restoration, repair or alteration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration, repair or alteration shall in no way relieve Obligor of its obligation to restore, repair or alter. In the event all or any portion of the Premises shall be damaged or destroyed by fire or other casualty or by condemnation, Obligor shall promptly deposit with the Lender a sum equal to the amount by which the estimated cost of the restoration of the Premises (as determined by the Lender in its good faith judgment) exceeds the actual net insurance or condemnation proceeds with respect to such damage or destruction.

     Section 2.7 Further Assurances: After Acquired Property. At any time, and from time to time, upon request by the Lender, Obligor will make, execute and deliver or cause to be made, executed and delivered, to the Lender and, where appropriate, cause to be recorded or rerecorded and/or filed or refiled at such time and from time to time, and in such offices and places as shall be deemed desirable by the Lender, any and all such other and further mortgages, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of the Lender, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (i) the obligations of Obligor under the instruments or documents evidencing the Obligations, and (ii) the lien of this Restated Mortgage as a first and prior lien upon all of the Premises, whether now owned or hereafter acquired by Obligor. Upon any failure by Obligor so to do, the Lender may make, execute, record, file, rerecord and/or refile any and all such mortgages, security agreements, financing statements, continuation statements, instruments, certificates and documents for and in the name of Obligor, and Obligor hereby irrevocably appoints the Lender the agent and attorney-in-fact of Obligor so to do. The lien hereof will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Premises or any part thereof.

     Section 2.8 Subrogation. The Lender shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the Obligations secured hereby.



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



     Section 2.9 Expenses. Obligor will promptly pay or reimburse the Lender, upon demand therefor, for all attorneys' fees, costs and expenses incurred by the Lender in any proceeding involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which the Lender is made a party, or appears as a party, affecting the Obligations secured hereby, this Restated Mortgage or the interest created herein, or the Premises, including but not limited to the foreclosure of this Restated Mortgage, any proceeding relating to bankruptcy, insolvency or other relief for debtors, any condemnation action involving the Premises or any action to protect the security hereof; and all such amounts shall be added to the Obligations secured by the lien of this Restated Mortgage.

     Section 2.10 Assignment of Contracts and Other Agreements. As additional collateral and further security for the Obligations, Obligor does hereby assign to the Lender the interest of Obligor in and to any and all contracts, leases, rental agreements, franchise agreements, management contracts, construction contracts, and other contracts, licenses and permits now or hereafter affecting the Premises, or any part thereof, and Obligor agrees to execute and deliver to the Lender such additional instruments, in form and substance satisfactory to the Lender, as may hereafter be requested by the Lender to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by the Lender to any contract, lease, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or to impose upon the Lender any obligation with respect thereto. Upon the occurrence and during the continuance of an Event of Default, Obligor shall not cancel or permit the cancellation of any such contract, lease, rental agreement, franchise agreement, management contract, construction, contract, or other contract, license or permit, or modify any of said instruments, or accept or permit to be made, any prepayment of any installment of rent or fees thereunder (except for security deposits and except for the prepayment of rent for not more than two (2) months in advance) without first obtaining on each occasion the written approval of the Lender, which approval will not be unreasonably withheld. Obligor shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions, and agreements contained in each of said instruments, now or hereafter existing, on the part of Obligor to be kept and performed and shall at all times do all things necessary to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed thereunder.

     Section 2.11 Assignment of Rents, Issues and Profits. Obligor hereby assigns and transfers to the Lender all the rents, issues and profits of the Premises, whether now or hereafter accruing, and hereby gives to and confers upon the Lender the right, power and authority to collect such rents, issues and profits. Obligor irrevocably appoints the Lender its true and lawful attorney-in-fact, at the option of the Lender at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Obligor or the Lender, for all such rents, issues and profits and apply the same to the Obligations secured hereby; provided, however, that Obligor shall have the right to collect such rents, issues and profits (but rents shall not be collected for more than two months in advance) prior to or at any time there is not a default or an event of default under any of the instruments or documents evidencing or securing any of the Obligations, the Related Documents or this Restated Mortgage. The assignment of rents, issues and profits of the Premises in this Section is intended to be an absolute assignment from Obligor to the Lender and not merely the passing of a security interest but Obligor shall have the right to collect the same so long as no default or event of default under any of the instruments or documents evidencing or securing any of the Obligations, the Related Documents or this Restated Mortgage shall have occurred and be continuing.

     Upon any occurrence of a default or an event of default under any of the instruments or documents evidencing or securing any of the Obligations, the Related Documents or this Restated Mortgage, the Lender may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations hereby secured, enter upon and take possession of the Premises, or any part thereof, and in its own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same in accordance with the provisions of 3.3(b) hereof. The collection of such rents, issues and profits, or the entering upon and taking possession of the Premises, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.

     Obligor shall not execute any other assignment of the income, rents, issues or profits, or any part thereof, from the Premises to any person or entity other than the Lender, unless the Lender shall first consent to such assignment in writing and unless such assignment shall expressly provide that it is subordinate to the assignment contained in this Restated Mortgage and any assignment executed pursuant hereto or concerning the Obligations secured hereby.

     Section 2.12 Sale or Encumbrance of Premises; Secondary Financing. Obligor hereby acknowledges to the Lender that (i) the identity and expertise of Obligor was and continues to be material circumstances upon which the Lender has relied in connection with, and which constitute valuable consideration to the Lender for, the extending to the Obligor of the Obligations; and (ii) any change in such identity or expertise could materially impair or jeopardize the security of the payment of the Obligations to the Lender that Obligor shall not sell, transfer, convey, mortgage, encumber or otherwise dispose of the Premises or any part thereof or any interest therein or engage in secondary financing with respect thereto without the prior written consent of the Lender; provided, however, that the subordinate mortgages described in Exhibit "B" shall not be deemed to violate this provision so long as such mortgages are and remain in all respects subordinate to this Restated Mortgage. Any change in the legal or equitable title of the Premises or in the beneficial ownership of the Premises, whether or not of record and whether or not for consideration, or any sale or other disposition of any interest of Obligor shall be deemed transfer of an interest in the Premises.

     In the event that ownership of the Premises, or any part thereof, becomes vested in any person or persons other than Obligor, without the prior written approval of the Lender, the Lender, may without notice to Obligor, waive such default and deal with such successor or successors in interest with reference to this Restated Mortgage, in the same manner as with Obligor, without in any way releasing, discharging or otherwise affecting the liability of Obligor hereunder, or for the indebtedness hereby secured. No sale of the Premises, no forbearance on the part of the Lender, no extension of the time for the payment of any of the Obligations or any change in the terms thereof consented to by the Lender shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Obligor herein, either in whole or in part, nor shall the full force and effect of this lien be altered thereby. Any deed conveying the Premises, or any part thereof, shall provide that the grantee thereunder assumes all of the grantor's obligations under this Restated Mortgage, the Related Documents and all other instruments or agreements evidencing or securing the repayment of the Obligations. ln the event such deed shall not contain such assumption, the grantee under such deed shall nevertheless be deemed to have assumed such obligations by acquiring the Premises or such portion thereof subject to this Restated Mortgage.

     Section 2.13 Environmental Condition of Premises. Obligor hereby warrants and represents to the Lender that, to the best of its knowledge and belief:

     (a) the Premises are now and at all times hereafter will continue to be in full compliance with all Federal, State and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), Public Law No. 96-510, 94 Stat. 2767, and the Superfund Amendments and Reauthorization Act of 1986 (SARA), Public Law No. 99-499, 100 Stat. 1616, and

     (b) (i) as of the date hereof there are no hazardous materials, substances, waste or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in or under the Premises or used in connection therewith, or (ii) Obligor has fully disclosed to the Lender in writing the existence, extent and nature of any such hazardous material, substance, waste or other environmentally regulated substance, which Obligor is legally authorized and empowered to maintain on, in or under the Premises or use in connection therewith, Obligor have obtained and will maintain all licenses, permits and approvals required with respect thereto, and is and will remain in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Obligor further warrants and represents that it will promptly notify the Lender of any change in the environmental condition of the Premises or in the nature or extent of any hazardous materials, substances or wastes maintained on, in or under the Premises or used in connection therewith, and will transmit to the Lender copies of any citations, orders, notices or other material governmental or other communication received with respect to any other hazardous materials, substances, waste or other environmentally regulated substance affecting the Premises.

     Obligor shall provide the Lender with results of any test wells located on the property annually.

     Obligor hereby indemnifies and holds harmless the Lender from and against any and all damages, penalties, fines, claims, suits, liabilities, costs (including cleanup costs), judgments and expenses (including attorneys', consultant's or expert's fees and expenses) of every kind and nature incurred, suffered by or asserted against the Lender as a director indirect result of:

     (a) any warranty or representation made by Obligor in this paragraph being or becoming false or untrue in any material respect, or

     (b) any requirement under any law, regulation, or ordinance, local, State or Federal, which requires elimination or removal of any hazardous materials, substances, waste or other environmentally regulated substances by the Lender, Obligor or any transferee of Obligor or the Lender.

     Obligor's obligations hereunder shall not be limited to any extent by the terms of the Restated Note secured hereby, and, as to any condition, act or occurrence prior to payment in full and satisfaction of the Restated Note which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Restated Note and this Restated Mortgage, or foreclosure of this Restated Mortgage, or delivery of a deed in lieu of foreclosure.

     Section 2.14 Security Agreement. Obligor hereby grants to the Lender a security interest in the Fixtures and Personalty for the purpose of securing all obligations of the Obligors set forth in the Restated Note and in this Restated Mortgage. This instrument is a self-operative agreement with respect to the above described property, but Obligor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as the Lender may request. Obligor hereby warrants, represents and covenants as follows:

     (a) Except for the security interest granted hereby, Obligor is, and as to portions of the Fixtures and Personalty to be acquired after the date hereof will be, the sole owner of the Fixtures and Personalty, free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatsoever. Obligor will notify the Lender of, and will defend the Fixtures and Personalty against, all claims and demands of all persons at any time claiming the same or any interest therein.

     (b) Upon the occurrence and during the continuance of an Event of Default, Obligor will not lease, sell, convey or in any manner transfer the Fixtures and Personalty without the prior written consent of the Lender.

     (c) The Fixtures and Personalty are not and will not be used or bought for personal, family or household purposes.

     (d) The Fixtures and Personalty will be kept on or at the Premises and Obligor will not remove the Fixtures and Personalty from the Premises without the prior written consent of the Lender, except such portions or items of Fixtures and Personalty which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Obligor.

     (e) Obligor maintains a place of business in the State of Florida and Obligor will immediately notify the Lender in writing of any changes in its place of business as set forth in the beginning of this Restated Mortgage.

     (f) At the request of the Lender, Obligor will join the Lender in executing one or more financing statements and renewals and amendments thereof pursuant to the Uniform Commercial Code of Florida in form satisfactory to the Lender, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Lender to be necessary or desirable.

     (g) All covenants and obligations of Obligor contained herein relating to the Land shall be deemed to apply to the Fixtures and Personalty whether or not expressly referred to herein.

     (h) This Restated Mortgage constitutes a Security Agreement as that term is used in the Uniform Commercial Code of Florida.

     Section 2.15 Future Advances. This Restated Mortgage is given to secure not only existing Obligations, but also such future advances, whether such advances are obligatory or are to be made at the option of the Lender, or otherwise, as are made within twenty years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Restated Mortgage. The total amount of Obligations that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed $6,000,000.00, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Premises, with interest on such disbursements.

                                   ARTICLE 3.

     Section 3.1 Event of Default. The word "default" and the phrase "event of default", wherever used in this Restated Mortgage, shall mean and include any one or more of the following events:

     (a) Failure by the Obligor to pay, as and when due and payable, any installments of principal and/or interest on the Restated Note, the full outstanding principal amount due at maturity and any accrued and unpaid interest thereon, or any real estate taxes on the Premises on or before the date specified for payment thereof in this Restated Mortgage or any required deposits for insurance premiums, taxes, assessments and other similar charges, or any other portion of the Obligations secured hereby; or

     (b) Failure by Obligor to duly keep, observe and perform any other covenant, condition or agreement of this Restated Mortgage to be kept or performed by Obligor, and such failure continues for a period of ten (10) days after notice thereof has been given to Obligor by the Lender; or

     (c) The failure by the Obligor duly to observe or perform any term, covenant, condition or agreement in any of the Related Documents and such failure continues beyond any period of grace set forth in the Related Documents under which such failure has occurred; or

     (d) Any representation or warranty of Obligor contained in this Restated Mortgage or of the Obligor in any of the other Related Documents or any representation or warranty otherwise made by any party in connection with the Obligations or any of them proves to be untrue or misleading in any material respect; or

     (e) Obligor shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator, or of all or of a substantial part of its assets, (2) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in a voluntary case under the Bankruptcy Code, or (7) take any corporate action for the purpose of affecting any of the foregoing; or

     (f) Without its application, approval or consent, a proceeding shall be commenced in any court of competent jurisdiction, seeking in respect of Obligor: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of Obligor or of all or any substantial part of the assets of Obligor, or other like relief in respect of Obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts unless such proceeding is contested in good faith by Obligor; and, if the proceeding is being contested in good faith, the same shall continue undismissed, or unstayed and in effect, for any period of 60 consecutive days, or an order for relief against Obligor shall be entered in any involuntary case under the Bankruptcy Code; or

     (g) Obligor shall sell, transfer, convey, mortgage, encumber (except, as permitted pursuant to Section 2.12 hereof) or otherwise dispose of the Premises or any part thereof or any interest therein, or engage in secondary financing with respect to the Premises in violation of Section 2.12 above; or

     (h) The institution of foreclosure or other proceedings to enforce any mortgage, security interest, lien or encumbrance of any kind on the Premises or any portion thereof, whether superior or subordinate to this Restated Mortgage.

     Section 3.2 Lender's Rights, Acceleration, Foreclosure and Sale. If an event of default shall have occurred and shall be continuing, then the whole of the Obligations secured hereby shall, at the option of the Lender, without notice or demand, become immediately due and payable for all purposes, time being of the essence of this Restated Mortgage, anything in the instruments or documents evidencing or related to the Obligations or this Restated Mortgage to the contrary notwithstanding, and, thereupon, or at any time during the existence of any event of default, the Lender may proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy to (i) enforce the payment of the Obligations or the performance by the Obligors of any other term or provision of the instruments or documents evidencing or related to the Obligations or any of the Related Documents or enforce any other rights possessed by the Lender, (ii) foreclose this Restated Mortgage by judicial proceedings, and/or (iii) pursue any other right or remedy available to the Lender. Any failure of the Lender to exercise any of said options shall not constitute a waiver of the right to exercise the same at any other time.

     Section 3.3 Right of Lender to Enter and Take Possession; Transfer of Operating Rights.

     (a) If an event of default shall have occurred and be continuing, Obligor, upon demand of the Lender, shall forthwith surrender to the Lender the actual possession of the Premises, and the Lender may enter and take possession of the Premises and may exclude Obligor and Obligor's agents and employees wholly therefrom, subject to applicable law.

     (b) Upon every such entering and taking of possession, the Lender may hold, store, use, operate, manage, control, and maintain the Premises and conduct the business thereof, and, from time to time, (i) make or perform all necessary and proper construction, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personally and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and powers of Obligor in its name and otherwise with respect to the same and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Lender, all as the Lender may from. time to time determine to be to its best interest. The Lender may collect and receive all of the income, rents, profits, issues and revenues of the Premises, including any past due as well as those accruing thereafter, and the Lender may apply any moneys and proceeds received by the Lender, in such order and priority as the Lender in its sole discretion may determine, to (i) all expenses of taking, holding, managing and operating the Premises (including compensation for the services of all persons employed for such purposes); (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions; (iii) the cost of such insurance;
(iv) such taxes, assessments and other charges as the Lender may determine to pay; (v) other proper charges as the Lender may determine to pay; (vi) the reasonable compensation and expenses of attorneys and agents of the Lender;
(vii) accrued interest; (viii) deposits for taxes, insurance and similar items required hereunder; or (ix) principle.

     (c) Obligor covenants and agrees that, following the occurrence of an event of default hereunder, it will cooperate with the Lender in making any applications for any and all approvals by any governmental body, authority or agency of the transfer or assignment of any or all of the Operating Rights, whether such transfer or assignment is to the Lender or to any other purchaser of any of the Premises, and will execute and deliver to Lender any and all documents as the Lender may reasonably request.

     (d) For the purpose of carrying out the provisions of this paragraph, Obligor hereby constitutes and appoints the Lender its true and lawful attorney-in-fact of Obligor to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney-in-fact in the premises.

     (e) Whenever all such events of default have been cured and satisfied, the Lender shall surrender possession of the Premises to Obligor, provided that the right of the Lender to take possession, from time to time, pursuant to this Section shall exist if any subsequent event of default shall occur and be continuing.

     Section 3.4 Appointment of a Receiver.

     (a) If an event of default shall have occurred and be continuing, the Lender shall be entitled, without notice and without regard to the adequacy of any security for the Obligations hereby secured or the solvency of any party bound for its payment, upon ex-parte application to the appointment of a receiver to take possession of and to operate the Premises and to collect the rents, profits, issues, and revenues thereof. Obligor hereby specifically waives the right to notice and to object to the appointment of a receiver and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to the Lender.

     (b) Obligor will pay to the Lender upon demand all expenses and costs, including receiver's fees, attorney's fees, legal costs and agent's compensation, incurred pursuant to the provisions contained in this Section, and all such expenses shall be secured by this Restated Mortgage.

     Section 3.5 Discontinuance of Proceedings and Restoration of Status of the Parties. In case the Lender shall have proceeded to enforce any right or remedy under this Restated Mortgage by receiver, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case Obligor and the Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Lender shall continue as if no such proceeding had been taken.

     Section 3.6 Remedies Cumulative. No right, power or remedy conferred upon or reserved to the Lender by this Restated Mortgage or any of the Related Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 3.7 Performance by the Lender of Defaults by Obligor. If Obligor shall default in the payment of any tax, lien, assessment or other charge levied or assessed against the Premises; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder or in the performance or observance of any other covenant, condition or term of this Restated Mortgage, then the Lender, at its option, may perform or observe the same, and all payments made for costs or expenses incurred by the Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Obligor to the Lender with interest thereon at the maximum rate of interest permitted under applicable law. The Lender shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claim or premium; of the necessity for such actions; and of the amount necessary to be paid in satisfaction thereof. The Lender is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, or exercising the lender's rights hereunder, without thereby becoming liable to Obligor or any person in possession holding under the Obligors. In order to accelerate the maturity of the Obligations secured hereby because of the failure of Obligor to pay any taxes, lien, assessment, charge, premium, liability or obligation as herein provided, it shall not be necessary or requisite that the Lender shall first pay the same, nor shall the Lender's payment of the same constitute a waiver of the default hereunder or otherwise affect the Lender's option to accelerate the Obligations secured hereby, foreclose this Restated Mortgage and/or exercise any other right or remedy provided hereunder or under any of the Related Documents.

     Section 3.8 Expenses. In any suit to foreclose the lien of this Restated Mortgage or enforce any other remedy of the Lender under this Restated Mortgage or any of the instruments and documents evidencing or related to any of the Obligations, there shall be allowed and included, as additional indebtedness in the judgment or decree, all reasonable expenditures and expenses which may be paid or incurred by or on behalf of the Lender for documentary and expert evidence, stenographers' charges, publication costs, survey costs, appraisal costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as the Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or value of the Premises. All expenditures and expenses of the above-described nature and such expenses and fees as may be incurred in the protection of said Premises and the maintenance of the lien of this Restated Mortgage, including the reasonable fees of any attorney employed by the Lender in any litigation or proceeding affecting this Restated Mortgage, any of the instruments and documents evidencing or related to any of the Obligations or the Premises or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, and whether for consultation, at trial or any appellate level, shall be immediately due and payable by Obligor, with interest thereon at the maximum rate of interest permitted under applicable law.

                                   ARTICLE 4.

     Section 4.1 Waivers: Remedies Cumulative: Etc. No waiver of any default in the performance of any covenant contained herein or in any Obligation secured hereby shall at any time thereafter be held to be a waiver of any rights of the holder of any of the Obligations or under any of the Related Documents, nor shall any waiver of a prior default operate to waive any subsequent default or defaults. All remedies provided for herein and in the Related Documents are cumulative and may, at the election of the holder of the Obligations, be exercised alternatively, successively or in any other manner and are in addition to any other rights provided by law.

     Section 4.2 Headings. The headings of the sections, paragraphs and subdivisions of this Restated Mortgage are for the convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

     Section 4.3 Invalid Provisions to Affect No Others. It is agreed that nothing herein contained nor any transaction related thereto shall be construed or so operate as to require Obligor or the Obligor to pay interest at a rate greater than it is lawful in such case to contract for, or to make any payment or to do any act contrary to law. If the fulfillment of any provision hereof or any transaction related hereto, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Restated Mortgage in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Restated Mortgage shall remain operative and in full force and effect.

     Section 4.4 Number and Gender. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the others, as appropriate.

     Section 4.5 Changes. Neither this Restated Mortgage nor any term hereof may be waived, changed, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     Section 4.6 Controlling Law; Successors and Assigns Included in Parties. All of the covenants, agreements, benefits, powers and provisions of this Restated Mortgage shall be construed with all the terms and provisions of the Restructuring Agreement and the Related Documents, according to the laws of the State of Florida and shall be deemed to include and shall be binding upon the respective representatives, successors, transferees or assigns of Obligor and shall include, extend and inure to and be binding upon the successors and assigns of the Lender.

     Section 4.7 Greater Estate. In the event that Obligor is the owner of a leasehold estate with respect to any portion of the Premises and, prior to the satisfaction of the indebtedness and the cancellation of this Restated Mortgage of record, Obligor obtains a fee estate in such portion of the Premises, then, such fee estate shall automatically, and without further action of any kind on the part of Obligor, be and become subject to the security lien of this Restated Mortgage.

     Section 4.8 Assignment. This Restated Mortgage is assignable by the Lender, and any assignment hereof by the Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to the Lender.

     Section 4.9 Notice. Except as otherwise contemplated herein or required by statute, all notices, demands or other communications which are permitted or required under this Restated Mortgage shall be in writing and signed by the party giving the same, and shall be delivered personally or sent by certified or registered United States mail, return receipt requested, postage prepaid, to the other party at the address set forth below:

                  To Obligor:

                  Ohio Key I, Inc.
                  Ohio Key II, Inc.
                  Route 1, Box 790
                  Big Pine Key, Florida 33043
                  Attention:  C. John Knorr

                  TO LENDER:

                  WAMCO XXII, LTD.
                  RIVA Financial Services
                  577 Southlake Blvd., Southport Office Park
                  Richmond, Virginia 23236
                  Attention:  Robert J. Ketron

or to such other address within the continental United States of America as may be from time to time designated by the parties. Each such notice or communication shall be deemed to have been given on the date of personal delivery or three (3) days after the date of mailing, as the case may be.

     SECTION 4.10 JURY TRIAL WAIVER. OBLIGOR HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS RESTATED MORTGAGE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WlTH THIS RESTATED MORTGAGE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVlSlON IS A MATERIAL INDUCEMENT FOR THE LENDER ACCEPTING THIS RESTATED MORTGAGE.

     IN WITNESS WHEREOF, the parties hereto have caused this Restated Mortgage and Assumption Agreement to be dated as of the day and year first above written, but in fact executed by their respective duly authorized officers on January 24, 1997.

Signed, sealed and delivered          SUNSHINE KEY ASSOCIATES LIMITED
in the presence of:                   PARTNERSHIP, a Florida limited partnership


                                      By:      INFINITY INVESTMENT GROUP,
                                               INC., its general partner


 /s/ Bernardo A. Portuondo                     By: /s/ C. John Knorr
------------------------------                    ------------------------------
Print Name:                                    Print Name: C. John Knorr
          --------------------                 Title: President

 /s/ Gina Montanez
------------------------------
Print Name:
          --------------------



                                      OHIO KEY I, INC., a Florida corporation


 /s/ Bernardo A. Portuondo                     By: /s/ C. John Knorr
------------------------------                    ------------------------------
Print Name:                                    Print Name: C. John Knorr
          --------------------                 Title: President

 /s/ Gina Montanez
------------------------------
Print Name:
          --------------------



                                      OHIO KEY II, INC., a Florida corporation


 /s/ Bernardo A. Portuondo                     By: /s/ C. John Knorr
------------------------------                    ------------------------------
Print Name:                                    Print Name: C. John Knorr
          --------------------                 Title: President

 /s/ Gina Montanez
------------------------------
Print Name:
          --------------------

                                     WAMCO XXII, LTD., a Texas limited
                                     partnership

                                     By: WAMCO XXII of Texas, Inc., its
                                         general partner

 /s/ Jon B. Nelson                       By: /s/ Robert S. Hetron
------------------------------               ---------------------------------
Print Name:                              Print Name: Robert S. Hetron
          --------------------           Title: Vice President & Asst. Secretary

-----------------------------
Print Name:
          -------------------

                   [Acknowledgements appear on following page]

STATE OF FLORIDA           )
                           )SS:
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of _________, 1997, by ________________________, the _______________ of Infinity
Investment Group, Inc., the general partner of Sunshine Key Associates Limited Partnership, a Florida limited partnership, on behalf of said corporation and limited partnership. He/she is personally known to me or has produced ____________ as identification.


                                         -----------------------------------
                                         Notary Public, State of Florida

My Commission Expires:                                (SEAL)




STATE OF FLORIDA           )
                           )SS:
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of _________, 1997, by ________________________, the _______________ of Ohio Key I,
Inc., a Florida corporation, on behalf of said corporation. He/she is personally known to me or has produced ____________ as identification.


                                         -----------------------------------
                                         Notary Public, State of Florida

My Commission Expires:                                (SEAL)

STATE OF FLORIDA           )
                           )SS:
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of _________, 1997, by ________________________, the _______________ of Ohio Key
II, Inc., a Florida corporation, on behalf of said corporation. He/she is personally known to me or has produced ____________ as identification.


                                         -----------------------------------
                                         Notary Public, State of Florida

My Commission Expires:                                (SEAL)




STATE OF _______           )
                           )SS:
COUNTY OF ______           )

         The foregoing instrument was acknowledged before me this ___ day of _________, 1997, by ________________________, the _______________ of WAMCO XXII
of Texas, Inc., the general limited partnership. He/she is personally known to me or has produced ____________ as identification.


                                         -----------------------------------
                                         Notary Public, State of Florida

My Commission Expires:                                (SEAL)


VERBAL OR WRITTEN

                                    EXHIBIT A
                                Legal Description

                                [TO BE CONTINUED]

                                    EXHIBIT B
                             Permitted Encumbrances


     1. Restrictions re: Developers of the Florida Keys recorded in Official Records Book 668, at Page 43.

     2. Easement granted to the Utility Board of the City of Key West, recorded in Official Records Book 955, at Page 1632.

     3. The nature and extent of riparian and littoral rights pertaining to the Land.

     4. Any and all rights of the United States Government and of the State of Florida arising by reasons of the United States Government's control over navigable waters in the interest of navigation and commerce and the inalienable rights of the State of Florida in lands and waters of such character.

     5. Title to any portion of the Land lying below the mean high water mark of the body of water surrounding same.

     6. Mortgage in favor of the United States Small Business Administration, as recorded in Official Records Book 1273, at Page 1110.

     7. Mortgage in favor of the United States Small Business Administration, as recorded in Official Records Book 1273, at Page 1114.

All references herein to Official Records are to the Public Records of Monroe County, Florida.